DE MEO, YOUNG, MCGRATH
                         A PROFESSIONAL SERVICES COMPANY


        SUITE 517                                              SUITE 411
2400 EAST COMMERCIAL BOULEVARD                       2424 NORTH FEDERAL HIGHWAY
FORT LAUDERDALE, FLORIDA 33308                        BOCA RATON, FLORIDA 33431
     (954) 351-9800                                        (561) 447-9800
   FAX (954) 938-8683                                    FAX (561) 391-8856
     WWW.DYMCO.NET                                          WWW.DYMCO.NET

ANTHONY DE MEO, CPA*, ABV,PFS                            MICHAEL I. BLOOM, CPA
   ROBERT E. MCGRATH, CPA                             LAWRENCE E. DEBRUNNER, CPA
  DAVID I. STOCKWELL, CPA
    BARRY E. WAITE, CPA                                   ------------------
   ROBERTA N. YOUNG, CPA                      *REGULATED BY THE STATE OF FLORIDA


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Stockholders
River Capital Holdings, LLC.


We have audited the accompanying balance sheet of River Capital Holdings, LLC a development company. (the "Company"), a Barbados corporation, as of December 31, 2004, and the related statement of operations, changes in stockholders' equity, and cash flows for the period of inception, October 6, 2004 through December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company's dependence on outside financing, lack of sufficient working capital, combined with no revenues raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


De Meo, Young, McGrath, CPA


/s/ DE MEO, YOUNG, MCGRATH


Fort Lauderdale, Florida

January 5, 2006





                                       DYM
         MEMBERS OF AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS:
         MANAGEMENT CONSULTING SERVICES DIVISION; SEC PRACTICE SECTION;
           PRIVATE COMPANIES PRACTICE SECTION; TAX DIVISION * FLORIDA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS * INSTITUTE OF BUSINESS APPRAISERS

                         RIVER CAPITAL HOLDINGS LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS

                                                               December 31,           September 30,
                                                                   2004                    2005
                                                                                       (unaudited)
                                                             -----------------      ------------------
Assets

    Total assets                                              $          -           $           -
                                                             =================      ==================


Liabilities and Stockholder's Equity

  Series A preference shares,  no par value, 150
    shares authorized, none issued and outstanding            $          -           $           -

  Common stock, no par value, unlimited shares
    authorized, none issued and outstanding                              -                       -
                                                             -----------------      ------------------

  Total liabilities and stockholder's equity                  $          -           $           -
                                                             =================      ==================




    The accompanying notes are an integral part of these financial statements

                         RIVER CAPITAL HOLDINGS LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                                INCOME STATEMENTS


                               For the period
                               October 7, 2004              For the nine
                             (inception) through            months ended
                              December 31, 2004          September 30, 2005
                                                            (unaudited)
                             -------------------         -------------------

Revenues                     $              -            $              -
                             -------------------         -------------------


Net income (loss)            $              -            $              -
                             ===================         ===================




    The accompanying notes are an integral part of these financial statements

                         RIVER CAPITAL HOLDINGS LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDER'S EQUITY




Balance December 31, 2004                                   $       -
                                                            ------------



Balance September 30, 2005 (unaudited)                      $       -
                                                            ============



    The accompanying notes are an integral part of these financial statements

                         RIVER CAPITAL HOLDINGS LIMITED
                         (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS



                                          For the period
                                         October 7, 2004         For the nine
                                       (inception) through       months ended
                                        December 31, 2004     September 30, 2005
                                                                  (unaudited)
                                       -------------------    ------------------

Cash flow from operating activities    $             -        $            -
                                       -------------------    ------------------


Cash at end of period                  $             -        $            -
                                       ===================    ==================




    The accompanying notes are an integral part of these financial statements

1.  Organization and nature of the business

         River Capital Holdings Limited, a development stage company, was incorporated on October 6, 2004 under the Companies Act of Barbados. The Company is licensed under the Exempt Insurance Act of Barbados to engage in the provision of reinsurance business. Prior to October 27, 2005 the Company was inactive and had no assets, liabilities or stockholder's equity. The Company has unlimited authorized shares of common stock, no par value, none of which were issued and outstanding at December 31, 2004 and September 30, 2005. In addition the Company is authorized to issue 150 voting, cumulative, convertible, non-redeemable preference shares in senior series A. The shareholders of senior series A:
         a. are entitled to receive notice of and to attend all meetings of the shareholders of the Company and shall have one vote for each share of common stock into which the senior series A preference shares are convertible.
         b. rank prior to the common shareholders and any other shareholder ranking junior to them in relation to the payment of dividend at the rate of 10% per annum and in the distribution of assets of the Company in the event of liquidation, dissolution or winding up of the Company.
         c. reserve the option after five years from the date of issue, to convert each share of into common shares at the conversion rate in effect on the date of conversion and in proportion to the number of common shares outstanding at that date, provided that after conversion the holders of the newly converted senior series A preference shares shall hold not less than 51% of the outstanding common shares of the Company.

         On December 1, 2005 River Reinsurance Limited was incorporated and is a wholly-owned subsidiary of River Capital Holdings Limited. River Reinsurance Limited is licensed under the Exempt Insurance Act of Barbados to engage in the provision of reinsurance business.


2.  Subsequent events

         On October 27, 2005 the Company issued 150 shares of its cumulative, convertible, non-redeemable preference shares for $150,000.

         On December 30, 2005 the Company entered into a Share Exchange Agreement by and among the Company, River Capital Group, Inc., Strategy Holding Company Limited, a Barbados Corporation, Longview Fund, LP, Longview Equity Fund, LP, Longview International Equity Fund, LP, and Concorde Capital Limited.

Concurrent with the share exchange the senior series A shareholders converted their outstanding shares into 1,429 shares of the Company's common stock, which shares represent 100% of the issued and outstanding stock of the Company. These shares were then exchanged for 19,135,820 shares of River Capital Group, Inc.'s common stock. The shares of River Capital Group, Inc.'s common stock were then distributed to the shareholders of the Company according to their ownership percentage.

         Supplemental proforma financial information (unaudited) is as follows:

---------------------------------------------------------------------------------------------------------
                                              For the year ended          For the nine months ended
                                              December 31, 2004           September 30, 2005
---------------------------------------------------------------------------------------------------------
Results of operations (unaudited)
---------------------------------------------------------------------------------------------------------
Revenue                                       $  -                        $  -
---------------------------------------------------------------------------------------------------------
Net loss                                      ($  778,928)                ($  304,735)
---------------------------------------------------------------------------------------------------------
Net loss per share                            ($  .01)                    ($  .03)
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                                          SEPTEMBER 30, 2005
---------------------------------------------------------------------------------------------------------
Balance sheet data (unaudited)
---------------------------------------------------------------------------------------------------------
Total assets                                                              $  306,219
---------------------------------------------------------------------------------------------------------
Total current liabilities                                                 $  302,537
---------------------------------------------------------------------------------------------------------
Total stockholders equity                                                 $    3,682
---------------------------------------------------------------------------------------------------------


Note 3 - Going Concern

Note 3 - Going Concern

The Company is a development stage entity. The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of all liabilities in the normal course of business.

As of September 30, 2005, the Company had no assets, liabilities, stockholder's equity or operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.

Management's plan to alleviate this going concern issue is to raise capital and merge with River Capital Group, Inc. The Company's continued existence is dependent upon management funding operations and raising sufficient capital to fulfill it intended business purpose. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.